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Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Annual Report of Simon Property Group, Inc. ("Simon Property"), on Form 10-K for the period ending December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Simon Property.

/S/ DAVID SIMON David Simon Chairman of the Board of Directors and Chief Executive Officer February 26, 2008
/S/ STEPHEN E. STERRETT Stephen E. Sterrett Executive Vice President and Chief Financial Officer February 26, 2008

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  Exhibit 32